 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 30, 2014
Brixmor Property Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Brixmor Property Group Inc. (the “Company”) today announced that Mr. Timothy Bruce has resigned from his position as the Company’s Executive Vice President, Leasing and Redevelopment to pursue other interests and will be leaving the Company effective as of November 28, 2014.
A press release issued by the Company announcing Mr. Bruce’s departure is furnished with this report as Exhibit 99.1

Item 9.01     Financial Statements and Exhibits
(d)     The following exhibit is attached to this Current Report on Form 8-K

Exhibit No.	Description
99.1	Press release issued by Brixmor Property Group Inc., dated November 3, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel & Secretary
Date: November 4, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Brixmor Property Group Inc., dated November 3, 2014.